Exhibit 10.18
AMENDMENT NO. 2 TO THE SHAREHOLDERS’ AGREEMENT
THIS AMENDMENT NO. 2 (the Amendment) to the Shareholders' Agreement (the Agreement) is made on June 28, 2018.
BETWEEN:
(1)Saudi Aramco Development Company, a single shareholder limited liability company incorporated and registered in the Kingdom of Saudi Arabia with commercial registration number 2052002216, having a registered share capital of SAR 500,000 and its registered office at P.O. Box 5000, Dhahran, 31311, the Kingdom of Saudi Arabia (Saudi Aramco);
(2)Rowan Rex Limited, a limited company duly organized and existing under the laws of the British Overseas Territory of the Cayman Islands (Rowan);
(3)Saudi Aramco Rowan Offshore Drilling Company, a limited liability company established pursuant to the rules and regulations of the Kingdom of Saudi Arabia, holding commercial registration certificate number 2051064243 dated 20/08/1438H, with a registered capital of SAR 187,500,000 and having its principal office at Al-Khobar, Kingdom of Saudi Arabia (the Company); and
(4)Mukamala Oil Field Services Limited, a limited liability company established pursuant to the rules and regulations of the Kingdom of Saudi Arabia, holding commercial registration certificate number 2052101267 dated 20/09/1439H, with a registered capital of SAR 500,000 and having its principal office at Dhahran, Kingdom of Saudi Arabia (Mukamala).;
(each the Party and together the Parties).
WHEREAS
The Shareholders have entered into the Agreement, dated 31 October 2016, which was later amended on 18 December 2017 to form and manage the Company as a 50/50 joint venture formed to own, operate, and manage offshore drilling rigs in the Kingdom and provide services as a contracting company in accordance with the Rules and requirements of the Kingdom;
the Company acceded to the Agreement on 25 May 2017;
the Agreement provides Saudi Aramco the right to transfer its Shareholder Instruments and its interests in the Transaction Agreements to a newly incorporated Saudi Aramco Qualifying Affiliate;
Saudi Aramco has provided written notice to Rowan and the Company on 22 May 2018 of Saudi Aramco's intention to transfer its Shareholder Instruments and its interests in some of the Transaction Agreements to Mukamala pursuant to paragraph 8 of schedule 2 of the Agreement (the Notice);

the Shareholders wish to amend the Agreement to reflect the transfer to Mukamala and the change in ownership of the Company pursuant to the Notice.
IT IS AGREED THAT
1.DEFINITIONS AND INTERPRETATION
1.1    In this Amendment, unless defined herein or the context otherwise requires, capitalized terms shall have the meaning ascribed thereto under the Agreement.
1.2    The interpretive provisions of Clause 1.2 of the Agreement shall apply to this Amendment, mutatis mutandis, as if fully set forth herein.
2.AMENDMENT TO THE AGREEMENT
2.1    The Parties hereby acknowledge and agree that as of the date of this Amendment:
(a)    all reference to Saudi Aramco in the Agreement and the preamble to the Agreement are hereby replaced to reference Mukamala, as if Mukamala were named a Party to the Agreement instead of Saudi Aramco;
(b)    Saudi Aramco is hereby released and discharged from all and any obligations owed and/or owing by it under the Agreement, and
(c)    Mukamala hereby assumes all rights and obligations of Saudi Aramco pursuant to, and arising from, the Agreement as if Mukamala were named a Party to the Agreement instead of Saudi Aramco.
3.GENERAL PROVISIONS
3.1    The provisions of Clause 18 and Clause 25 of the Agreement shall apply to this Amendment, mutatis mutandis, as if fully set forth herein.
3.2    Save as amended pursuant to this Amendment, the provisions of the Agreement shall continue in full force and effect.
3.3    If there is any conflict between the terms of this Amendment and the Agreement, this Amendment shall prevail.
3.4    This Amendment may be executed and delivered in any number of counterparts and this has the same effect as if the signatures on the counterparts were on a single copy of this Amendment.
3.5    This Amendment and any non-contractual rights or obligations arising out of or in connection with it shall be governed by and constructed in accordance with the laws of the Kingdom of Saudi Arabia.

[Signature pages follows]

This Amendment has been entered into on the date stated at the beginning of it.
SAUDI ARAMCO DEVELOPMENT COMPANY
By:    /s/ Yasser M. Mufti
Name:    Yasser M. Mufti
Title:    Chairman
In the presence of:
Signature of witness     /s/ Mohammad A. Qandi     /s/ Eyad Aljubran
Name of witness     Mohammad A. Qandi        Eyad Aljubran
Address of witness     Dhahran        Dhahran
Occupation of witness    Attorney        Attorney
ROWAN REX LIMITED
By:    /s/ Mohammed Al-Qahtani
Name:    Mohammed Al-Qahtani
Title:    Attorney-in-Fact
In the presence of:
Signature of witness    /s/ Abdullah Alsqoed        /s/ Signatory
Name of witness     /s/ Abdullah Alsqoed        Signatory
Address of witness     Riyadh, Saudi Arabia        Riyadh, Saudi Arabia
Occupation of witness    Lawyer        Lawyer

MUKAMALA OIL FIELDS SERVICES LIMITED
By:    /s/ Mohanad M. Alamdar
Name:    Mohanad M. Alamdar
Title:    Manager
In the presence of:
Signature of witness    /s/ Ali Awadh Alenazi        /s/ Anas Saad Aldossary
Name of witness     Ali Awadh Alenazi        Anas Saad Aldossary
Address of witness     Dhahran        Dhahran
Occupation of witness    Division Head (PM)        Business Dev Analyst